COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 9:      COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company's facilities and those of certain subsidiaries are rented under several operating lease agreements for periods ending 2015. The monthly lease amount, including management fees of the leased property, is approximately $63.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, are as follows:

2014	$552
2015	567
$1,119

b.	Guarantees, indemnity and liens:

1.	The Company issued a bank guarantee of up to NIS 510 ($147 as of December 31, 2013) to the owners of its new offices in Herzliya on February 5, 2014.

2.	On April 29, 2012, the Company's board of directors approved the recording of a floating charge on all of the Company's assets in favor of the Company's current and former chairmen of the board of directors, unlimited in amount, in order to secure personal guarantees granted by them in favor of the Company, such as to a bank (see Note 7a) and in order to secure short-term loans that are given by them from time to time to the Company.

c.	Litigation:

1.

According to a success based consulting agreement from November 29, 2009, Periscope Finance Ltd. ("Periscope"), committed to assist the Company in finding an investor, With the following payments terms: (i) for any investment of up to $2 million, an amount equal to 6% of the investment amount and (ii) options for 3% of the Company's share capital. (iii) for any amount over $2 million, an additional $25 for any $1 million and an additional options for 1% of the Company's share capital. Periscope claims that they are responsible for an investment by Sigma Wave, the Company's current controlling shareholder. The Company believes that Periscope is not entitled to any payment, since the agreement with Periscope was never approved by the Company's authorized organs and since the acquisition of the Company's convertible bond from a bondholder by Sigma Wave was not "an investment in the company" (the Company was not part of the transaction). In addition, the Company position is that even if the agreement was enforceable, it terminated prior to November 28, 2010, and as such the Sigma transaction (not an investment), occurred after the term of the agreement with Periscope terminated.  In April, 2013, Periscope proposed a settlement agreement, which was presented at the Company's general assembly for approval but this agreement was rejected by the general assembly in its annual meeting on May 9, 2013. This dispute is currently in mediation.

2.	As part of the acquisition of the SmartID division of OTI, the Company assumed a dispute with Merwell Inc. ("Merwell"). Merwell has alleged that it has not received the full payment it is entitled to for its services in respect of a drivers' license project. OTI alleged that Merwell breached its commitments under the service agreement and also acted in concert with third parties to damage OTI's business activities. This matter is now subject to an arbitration proceeding.